UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

--------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 31, 2007

HOUSTON WIRE & CABLE COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52046	36-4151663
(Commission File Number)	(IRS Employer Identification No.)

10201 North Loop East Houston, TX	77029
(Address of Principal Executive Offices)	(Zip Code)

(713) 609-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 31, 2007, the Board of Directors of Houston Wire & Cable Company (the “Corporation”) amended Sections 5.2 and 5.3 of the Corporation’s By-Laws.  A copy of the amendment to the By-laws of the Corporation is filed as Exhibit 3.1 and is incorporated by reference.  A copy of the By-laws of the Corporation, as amended and restated, is filed as Exhibit 3.2.

The amendment to Sections 5.2 and 5.3 of the By-Laws provides for the issuance and transfer of uncertificated shares.  The amendment enables the Corporation to participate in the Direct Registration System (the “DRS”), as required by rules recently adopted by the NASDAQ Stock Market LLC.  The DRS allows investors to have securities registered in their names without the issuance of physical certificates and further allows investors to transfer securities electronically to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The amendment to the By-Laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Corporation.

The amendment took effect upon adoption by the Board of Directors.

Item 8.01.	Other Events.

On August 6, 2007, the Corporation announced that its Board of Directors had approved a stock repurchase program under which the Corporation is authorized to purchase up to $30 million of its outstanding shares of common stock from time to time depending on market conditions, trading activity, business conditions and other factors.  Any purchases under the program may be made in the open market or in block trades or privately negotiated transactions.  The timing and actual number of shares repurchased will depend on market conditions, trading activity, business conditions and other factors.  A copy of the Corporation’s press release announcing the program is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amendment to By-laws, dated as of July 31, 2007.

3.2	By-laws, as amended and restated through July 31, 2007.

99.1	Press Release, dated as of August 6, 2007, issued by Houston Wire & Cable Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date:	August 6, 2007	By:	/s/ Charles A. Sorrentino
Charles A. Sorrentino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Amendment to By-laws, dated as of July 31, 2007.

3.2	By-laws, as amended and restated through July 31, 2007.

99.1	Press Release, dated as of August 6, 2007, issued by Houston Wire & Cable Company